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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 20, 1999

To Our Shareholders:

     We are pleased to submit to you the report for Cohen & Steers Special Equity Fund for the quarter and nine months ended September 30, 1999. The net asset value per share on that date was $20.73. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in December.

INVESTMENT REVIEW AND OUTLOOK

     For the three months ended September 30, 1999, Cohen & Steers Special Equity Fund had a total return of -10.1%, which compares to the NAREIT Equity REIT Index total return of -8.0% and the Standard & Poor's 500 Index return of -6.3%. Year-to-date through September 30, 1999, the Fund had a total return of -0.4%, compared to the NAREIT Equity REIT Index return of -3.6% and the Standard & Poor's 500 Index return of 5.4%.

     The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative -- in fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs and other real estate companies are as cheap as they have ever been, based on nearly every valuation measure, including price/cash flow multiple, dividend yield and price in relation to asset value. These seemingly contradictory trends raise some important questions, which we would like to address in this report.

1. JUST WHERE ARE WE IN THE REAL ESTATE CYCLE?

     It appears to many that we are at or near the peak of the real estate cycle. Following the strong recovery of the 1990's, nearly every property type in nearly every major market appears to be at equilibrium, meaning that supply and demand for space are about equal. Rental rates for most major property types are at a cyclical high, and property prices are generally close to replacement cost. This makes new construction feasible. While some exceptions certainly exist, direct buyers of property today can typically expect returns that reflect little more than current net rental income plus some growth approximating the rate of inflation.

     That the cycle is close to its peak may be the most obvious reason for the market's low valuation of REITs. The strong recovery and sound fundamentals indicate that the health of the real estate industry could not be better. Indeed, if we are at a peak in the cycle, then the next phase may well be a decline. Such a decline could be the result of a surge in the supply of space, or a decrease in demand due to an economic slowdown, or some combination of both. In such an environment, vacancy rates would likely rise and property values would likely fall. As a result, and as is the case with many other cyclical industries, the market tends to value peak earnings at low multiples.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

2. IF REAL ESTATE MARKETS ARE AT THE TOP OF THE CYCLE, HOW IS IT POSSIBLE TO MAKE MONEY IN REAL ESTATE STOCKS?

     While it may have become more difficult to earn above-average profits in real estate, we believe that an investment in REITs may still be rewarding due to several factors. First, based on current valuations, it appears that REITs already reflect any potential downside in the cycle. Because the capital markets move in anticipation of events, rather than in reaction, we would not be surprised to see REITs perform better even in the face of flat or deteriorating fundamentals. Such has indeed been the case in previous real estate cycles. As shown in the following chart, there is a highly cyclical pattern to capital raising in the REIT industry: more capital is raised when the stocks are expensive, and less is raised when they are cheap. It is notable that following the trough in the capital cycle, total returns from REITs have been exceptional. We believe that we are currently at or near the trough of the current capital raising cycle. While past performance is no guarantee of future results, under this scenario there is a strong possibility that better returns lie ahead.


             REIT EQUITY ISSUANCE AND INVESTMENT RETURNS

                                                   12-Month
                            12-Month             Total Return.
                          Total Equity           NAREIT Equity
Date                        Issuance              REIT Index
-----                     ------------           -------------
                          ($ Billions)
 3/90                       $ 0.6                      2.2%
 6/90                         0.5                     -3.5
 9/90                         0.3                    -20.5
12/90                         0.3                    -15.4
 3/91                         0.3                      8.1
 6/91                         0.4                      9.1
 9/91                         0.4                     32.8
12/91                         0.5                     35.7
 3/92                         0.7                     11.3
 6/92                         0.9                     13.3
 9/92                         0.9                     16.3
12/92                         1.4                     14.6
 3/93                         2.7                     38.5
 6/93                         4.3                     31.0
 9/93                         8.1                     34.1
12/93                        13.2                     19.7
 3/94                        14.9                      1.7
 6/94                        16.7                      6.6
 9/94                        15.9                     -4.5
12/94                        11.1                      3.2
 3/95                         8.9                     -0.4
 6/95                         8.1                      3.6
 9/95                         6.7                     10.7
12/95                         8.2                     15.3
 3/96                         8.9                     18.1
 6/96                         8.4                     16.5
 9/96                         9.8                     18.5
12/96                        12.3                     35.3
 3/97                        16.5                     33.2
 6/97                        20.5                     33.8
 9/97                        26.1                     40.5
12/97                        32.7                     20.3
 3/98                        35.6                     18.9
 6/98                        36.2                      8.0
 9/98                        29.4                    -13.5
12/98                        21.5                    -17.5
 3/99                        14.0                    -21.1
 6/99                         8.5                     -9.0
 9/99                         8.3                     -6.5
12/99                         6.2                      0.0


Sources: NAREIT, Cohen & Steers


     Second, and perhaps more importantly, is that based on changes in the way real estate is financed, there may not be major downside from here, in our opinion. There continue to be rolling corrections in markets where a surge in building has taken place, with financing and construction almost spontaneously receding when hints of overbuilding surface. Thus, barring a major economic dislocation which materially reduces the demand for space, we believe that both real estate and REITs may continue to enjoy stable fundamentals.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

3. WHAT PREVENTS REITs FROM GETTING CHEAPER? WHAT WILL MAKE THEM TURN AROUND?

     There is nothing to prevent REITs from getting cheaper, just as there was nothing to prevent them from getting as cheap as they currently are. However, with most of the valuation parameters that investors have used in the past -- such as absolute and relative price/cash flow and dividend yield, and share price to net asset value -- at or near unprecedented levels, it is hard to envision a great deal more downside risk. In many instances, REIT share prices have reached levels that have already invited takeover or going-private transactions. We would expect to see a growing amount of this activity if prices stay as low as they are today. Other potential positive catalysts: rising inflation (because of real estate's inflation hedge characteristic), a correction in the valuation of the broader stock market (due to REITs' lack of correlation with other financial assets), or a change in investment sentiment in favor of current income (due to the superior current dividend yield of REITs). In any case, because it is nearly impossible to predict exactly what will spark a move in any group, we believe it is more constructive to focus on finding the companies with the strongest and most reliable fundamentals, and own them at attractive valuations.

4. HOW WILL THE GROWTH OF THE INTERNET AFFECT REAL ESTATE MARKETS?

     So far, the only tangible effect of the Internet on REITs has been the diversion of capital away from REIT stocks and into Internet stocks. This, however, is in the process of changing. Internet retailing is making many inroads that will surely have an impact on some sectors of the shopping center industry. Our view is that the apparel-oriented regional malls will be less affected than shopping centers that sell more commodity-like consumer products. Distribution channels are changing, which is impacting warehouse and industrial facilities. Companies that have strong relationships with manufacturers and Internet-based retailers are better positioned to benefit than those that merely own ordinary space. Finally, office space usage is changing as is the range of services required by office tenants. High speed telecommunication and Internet access, for example, is becoming a new profit center for office landlords.

5. IS THIS THE END OF REAL ESTATE SECURITIZATION?

     Real estate securitization remains in the early phase of a long-term expansion. Our view is that the current low valuation level of REITs is a cyclical issue, not a change in the secular dynamics driving real estate finance. The benefits of securitization remain in place. They include liquidity, real-time pricing, professional management, improved disclosure and alignment of shareholder and management interests. The real estate securities market also offers investors a means to create a real estate portfolio best suited to their needs. Debt securitization continues to be active, with over $60 billion of real estate debt securities issuance expected this year. Growth in real estate equity securitization has been modest this year, reflective of difficult equity markets. The decline in equity issuance, however, demonstrates that the public capital markets act as a governor on real estate activity.

6. ARE THERE CAPITAL APPRECIATION OPPORTUNITIES AT THIS STAGE OF THE REAL ESTATE CYCLE?

     Investors in income-producing real estate realized a substantial amount of capital appreciation over the past seven years. Looking forward, however, we believe that a greater proportion of real estate returns should be derived

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                                       3



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
from current income. Notwithstanding this real estate environment, we still see investment opportunities that meet the Fund's capital appreciation objective. First, it is important to note that the Fund has a broader universe than the average 'REIT-only' mutual fund, which gives us greater flexibility to invest in many types of real estate-related businesses. For example, one of our largest holdings is Reckson Services, a company that is providing broadband Internet and telecommunication services to office tenants, a market with significant growth potential. In addition, we believe that the cycle for health care-oriented real estate is not only out of phase with the general real estate cycle but is bottoming, thereby creating capital appreciation opportunities. Finally, we still see opportunity for capital appreciation in REITs, whose returns are generated primarily by income property performance, because the average company is trading at a 15% discount to asset value. The Fund's reliance on capital appreciation can be measured by the gross dividend yield on equities, currently 2.1% versus 8.5% for the average REIT. We believe that capital appreciation potential is worth the sacrifice in current yield; however, as presently structured the Fund could under-perform REITs in general if investment sentiment toward current income improved, or if the broader stock market were to decline.

7. HOW CAN YOU MAKE MONEY IN THE HEALTH CARE SECTOR?

     We have identified the health care sector as an area that is situated for opportunistic investment, and have 26% of the Fund allocated to these situations. The stocks in this sector -- specifically the nursing home and assisted living segments -- have been significantly de-valued, reflecting deteriorating fundamentals and financial distress. To us, the health care sector is analogous to the opportunity afforded to real estate investors when the Resolution Trust Corporation ('RTC') was established in the early 1990's to 'work out', or restructure and dispose of, real estate assets that U.S. financial institutions owned via foreclosure.

     By way of background, both nursing homes and assisted living experienced periods of dramatic expansion, one via acquisition and one via development, which collided with a negative change in business fundamentals -- a regulatory change that reduced Medicare reimbursement for nursing homes, and overbuilding in the assisted living sector. The nursing home sector is furthest along in the recovery process, having absorbed the bulk of the reimbursement hit, and having announced the first wave of balance sheet restructuring. The assisted living sector is earlier in the recovery process, having just entered the phase where capital is shut off for development. As was the case in the real estate sector in the early 1990's, the bottom of the cycle will be accompanied by a complete void of capital, which creates capital appreciation opportunity for equity investors willing to take the risks of the restructuring process and the uncertainty regarding the timing and magnitude of recovery in fundamentals.

8. WHAT JUSTIFIES THE FUND'S SUBSTANTIAL WEIGHTINGS IN ITS TOP THREE HOLDINGS?

     The Fund's strategy is to hold approximately twenty of our research department's highest appreciation potential ideas. At quarter end, 41% of the Fund's net assets was invested in three companies: Ventas, Reckson Services Industries, and Alexander's. Each of these positions has intrinsic value that, in our opinion, is substantially in excess of the current share price. In addition, we believe that each situation has a catalyst to

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                                       4



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
unlock value over next year. While the risk profile of these holdings exceeds that of the average REIT, their total return potential likewise exceeds that for REITs, thereby justifying substantial weightings.

     Ventas is a nursing home REIT whose major tenant is restructuring its balance sheet. If completed, this restructuring -- the terms of which have been agreed to in principle -- should give Ventas strong earnings (and dividend) power relative to its current share price, greater predictability of earnings, and participation in the equity value of its tenant. Reckson Services Industries recently unveiled its strategic plan to create an 'e-cooperative' of Internet-related, business-to-business, companies whose customers are small businesses. One of Reckson's portfolio companies, OnSite Access, which provides broadband Internet services to office tenants, is expected to go public in early 2000. The catalyst for Alexander's stock is the development of its mixed-use project in Manhattan -- one of the strongest real estate markets in the country, in our opinion -- which offers meaningful value-creation potential relative to the size of the company.

     As we have mentioned, real estate security prices today are at low valuation levels that are unprecedented. While we believe that most REITs bottomed earlier in the year, we recognize that we cannot make that statement with certainty; surely, recent performance is testing our conviction. What we do feel certain about is that the REIT market is nowhere near a top. As a result, we continue to believe that real estate securities are a far better alternative to direct real estate, and a worthy constituent of any diversified portfolio.

Sincerely,

        MARTIN COHEN                                        ROBERT H. STEERS
        ------------                                        ----------------
        MARTIN COHEN                                        ROBERT H. STEERS
        President                                           Chairman

                              JOSEPH M. HARVEY
                              ----------------
                              JOSEPH M. HARVEY
                            Director of Research
                    Cohen & Steers Capital Management, Inc.

--------------------------------------------------------------------------------
   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
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                                       5





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                       NUMBER                      % OF
                                                     OF SHARES       VALUE      NET ASSETS
                                                     ----------   -----------   ----------
EQUITIES
     *Reckson Services Industries...........           348,400    $ 5,509,075      15.37%
     *Ventas................................         1,012,400      4,808,900      13.42
     *Alexander's...........................            62,200      4,497,837      12.55
    **Brookfield Properties Corp............           239,600      2,812,589       7.85
      LNR Property Corp.....................            88,200      1,797,075       5.01
     *Manor Care............................           102,200      1,756,563       4.90
      Mack-Cali Realty Corp.................            63,500      1,702,594       4.75
      Starwood Hotels & Resorts Worldwide...            74,000      1,651,125       4.61
      SL Green Realty Corp..................            79,800      1,635,900       4.56
     *Station Casinos.......................            68,400      1,590,300       4.44
     *Premier Parks.........................            50,800      1,473,200       4.11
     *Crescent Operating....................           355,700      1,456,147       4.06
      Mission West Properties...............           160,700      1,355,906       3.78
      Vornado Realty Trust..................            41,700      1,355,250       3.78
      Apartment Investment & Management
         Co. -- Class A.....................            35,300      1,350,225       3.77
      Omega Healthcare Investors............            59,400      1,247,400       3.48
  *'D'Assisted Living Concepts..............           413,200        826,400       2.31
     *Genesis Health Ventures...............           331,200        786,600       2.20
     *Catellus Development Corp.............            50,700        595,725       1.66
                                                                  -----------     ------
            TOTAL EQUITIES (Identified
               cost -- $43,429,010).........                       38,208,811     106.61
                                                                  -----------     ------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
COMMERCIAL PAPER
      Leggett & Platt Corp., 5.35%, due
         10/1/99
         (Identified cost -- $973,000)......         $973,000        973,000       2.71
                                                                 -----------     ------
TOTAL INVESTMENTS (Identified
   Cost -- $44,402,010).....................                      39,181,811     109.32
LIABILITIES IN EXCESS OF OTHER ASSETS.......                      (3,340,983)     (9.32)
                                                                 -----------     ------
NET ASSETS (Equivalent to $20.73 per share
   based on 1,728,958 shares of capital
   stock outstanding).......................                     $35,840,828     100.00%
                                                                 -----------     ------
                                                                 -----------     ------

------------------------
  * Non-income producing security.
 ** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 1999 was $4,133,100 based on an exchange rate of 0.680 Canadian dollars to 1 U.S. dollar.
'D' All exchange trading for Assisted Living Concepts ('ALF') was halted on April 15, 1999 for, among other reasons, their failure to file timely reports with the Securities and Exchange Commission and the American Stock Exchange. The Fund is valuing its ALF common shares at $2.00 per share.

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                                       6

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                 TOTAL NET ASSETS             PER SHARE
                                            ---------------------------   ------------------
NET ASSET VALUE:
Beginning of period: 12/31/98.............                 $ 55,159,202               $20.88
      Net investment income...............  $    126,553                  $ 0.06
      Net realized and unrealized loss on
         investments......................       (73,670)                  (0.14)
      Distributions from net investment
         income...........................      (136,291)                  (0.07)
                                                                          ------
      Capital stock transactions:
            Sold..........................     3,537,602
            Distributions reinvested......        97,099
            Redeemed......................   (22,869,667)
                                            ------------
Net decrease in net asset value...........                  (19,318,374)               (0.15)
                                                           ------------               ------
End of period: 9/30/99....................                 $ 35,840,828               $20.73
                                                           ------------               ------
                                                           ------------               ------

------------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 1999)

ONE YEAR               SINCE INCEPTION (5/8/97)
---------              ------------------------
  -3.36%                        -2.83%

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                                       7



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSSPX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Special Equity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance, of course, is no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       8

                                  COHEN & STEERS
                                ------------------
                                SPECIAL EQUITY FUND


                                 QUARTERLY REPORT
                                SEPTEMBER 30, 1999


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as.................................... 'D'